UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

THE MOTLEY FOOL FUNDS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

PLEASE VOTE NOW!

WE MUST RECEIVE YOUR VOTE BY DECEMBER 21, 2016

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN THE MOTLEY FOOL FUNDS TRUST

Recently, we sent you proxy material regarding the Special Meeting of Shareholders that is scheduled for DECEMBER 21, 2016. The Funds’ records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Funds to obtain a sufficient number of votes to hold the meeting as scheduled. Your vote is important no matter the size of your fund holdings. Please vote promptly so your vote can be received prior to the DECEMBER 21, 2016 Special Meeting of Shareholders.

The Funds have made it very easy for you to vote!

Choose one of the following methods:

VOTE ONLINE	VOTE BY MAIL	VOTE BY PHONE

Visit https://www.proxyvote.com and enter the control number that appears on the proxy card. Follow the on-screen prompts to vote.	Return the executed proxy card in the postage-paid envelope provided so it is received by DECEMBER 21, 2016.

Call 1-855-601-2249 to speak with a proxy specialist, Monday – Friday, 9:00am – 10pm, Eastern time.

OR

Call the toll free touch-tone phone number 1-800-690-6903. Have your proxy card with control number available. Follow the touch-tone prompts to vote.

THANK YOU FOR VOTING!

Nobo/Reg

Subject: Vote Your Proxy Now! #MFMOTLEY# THE MOTLEY FOOL FUNDS Special Meeting %S51636_0_0123456789012345_0000001%

*THIS IS A REMINDER TO VOTE YOUR PROXY FOR THE MOTLEY FOOL FUNDS TRUST*

On October 22, you were emailed Proxy Materials for a Special Meeting of the Shareholders of the Motley Fool Funds Trust. That meeting is scheduled to take place on December 21, 2016 and will include a vote on an important matter related to the Funds. According to our latest records, we have not received your vote on this important matter. We urge you to vote as soon as possible! Your vote is necessary so that the Funds can hold the meeting as scheduled.

The Proxy Materials and Proxy Statement can be found at the following Web address: https://materials.proxyvote.com/Approved/MC5178/20161005/NPS_299588.PDF

*(If your email software supports it, you can simply click on the above link. If not, you can type (or copy and paste) the web address into the address line of your Web browser. *

HOW TO VOTE:

You may cast your vote online or by touchtone telephone.  You will need the Control number(s) below.

FUND: MOTLEY FOOL INDEPENDENCE FUND

CONTROL NUMBER: 0123456789012345

To vote online: https://www.proxyvote.com

To vote by touchtone telephone: 1-800-690-6903 and follow the recorded instructions.

If you need additional assistance, or would like to speak with a live agent, please call 1-855-601-2249.

Both Internet and touchtone telephone voting are accepted up to 11:59 p.m. on December 20th.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software.  This software is available for download at no cost at http://www.adobe.com. Downloading times may be slow.

This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

Shareholders, we need your vote on an important proposal! Visit www.proxyvote.com or call 855-601-2249 by Tuesday, December 20!